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                                                                   EXHIBIT 21.1.

                                  SUBSIDIARIES

NAME                                                          JURISDICTION OF ORGANIZATION
----                                                          ----------------------------
Clare Canada, Ltd. .........................................                        Canada
Clare Capital, Inc. ........................................                      Delaware
Clare Components, Inc. .....................................                      Delaware
Clare Electronics, Inc. ....................................                      Delaware
Clare France S.A.R.L. ......................................                        France
Clare, Inc. ................................................                 Massachusetts
Clare Instruments, Inc. ....................................                      Delaware
Clare Micronix Integrated Systems, Inc. ....................                    California
Clare Services, Inc. .......................................                      Delaware
Clare Systems, Inc. ........................................                      Delaware
Clare Technologies, Inc. ...................................                      Delaware
Clare Technologies (Taiwan), Inc. ..........................                        Taiwan
C.P. Clare Electronics GmbH.................................                       Germany
C.P. Clare Foreign Sales Corporation........................                      Delaware
C.P. Clare International N.V. ..............................                   Netherlands
C.P. Clare Mexicana S.A. de C.V. ...........................                        Mexico
Directed Energy, Inc. ......................................                      Colorado
IXYS Berlin GmbH............................................                       Germany
IXYS CH GmbH................................................                   Switzerland
IXYS Holdings Ltd. .........................................                United Kingdom
IXYS Semiconductor, N.V. ...................................                   Netherlands
IXYS Semiconductor GmbH.....................................                       Germany
IXYS USA, Inc. .............................................                      Delaware
Microwave Technology, Inc. .................................                    California
Westcode Semiconductors, Inc. ..............................                    California
Westcode Semiconductors, Ltd. ..............................                United Kingdom